-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                               Washington DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 27, 1998
                                 Date of Report

                                 (July 20, 1998)
                        (Date of earliest event reported)

                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)



          0-9900                                           37-0986839
-------------------------------------------------------------------------------
(Commission File Number)                          (Employer Identification No.)


301 Perimeter Center North
        Atlanta, GA                                               30346
----------------------------------------                         ---------
(Address of principal executive offices)                         (Zip Code)


                                 (770) 393-6000
                             ------------------------
               Registrant's telephone number, including area code


                          Exhibit Index on page 2 of 5

-------------------------------------------------------------------------------

Item 5: Other Events

         On July 20, 1998, HBO & Company (HBOC) announced it had signed a definitive agreement to acquire US Servis, a leading professional management company providing outsourcing services for physician delivery systems and hospital business offices. The acquisition, which is subject to regulatory and US Servis stockholder approval, will be accounted for as a pooling of interests and is anticipated to close during the third quarter of 1998. Terms of the transaction call for a $50 million acquisition price, with US Servis stockholders receiving a fraction of a share of HBOC common stock for each share of US Servis common stock, to be determined on the basis of HBOC average trading prices shortly before the closing of the transaction.

         On July 23, 1998, HBO & Company announced it had signed a definitive agreement to acquire IMNET Systems, Inc. (IMNET), a leading provider of electronic information and document management solutions for the healthcare industry. The acquisition, which is subject to regulatory and IMNET stockholder approval, will be accounted for as a pooling of interests and is anticipated to close during the fourth quarter of 1998. Terms of the acquisition call for IMNET stockholders to receive .84 of a share of HBOC common stock for each IMNET share held, subject to certain adjustments.

Item 7:  Financial Statements and Exhibits

         (c)      Exhibits.



                  Exhibit No.                        Description                            Page
                  ------------------------------------------------------------------------------

                      99a       HBO & Company News Release dated July 20, 1998                4
                      99b       HBO & Company News Release dated July 23, 1998                5



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HBO & COMPANY
                                         (Registrant)

Date: July 27, 1998

                                          /s/ Jay P.Gilbertson
                                          -------------------------------------
                                          Jay P. Gilbertson
                                          President, Co-Chief Operating Officer,
                                          Chief Financial Officer, Treasurer,
                                          Principal Accounting Officer,
                                          and Secretary